SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

This Amendment No. 2 to the Current Report on Form 8-K as filed on March 30, 2017, as amended by that certain Current Report on Form 8-K filed on March 31, 2017 (as amended, the “Original 8-K”) amends Item 1.01 by providing a revised description of the Omnibus Amendment (redefined as the “Omnibus Amendment”) and attaches as Exhibit 10.5, Amendment No. 6 to Amended and Restated Credit Agreement dated March 24, 2017 among Wells Fargo Bank, East West, CIT, Private Bank, Key Bank, BHI, Great American, GFNRC, Lone Star, Pac-Van and Southern Frac. No other changes have been made to the Original Form 8-K.

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	2

EXHIBIT 10.1
Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association (“Key Bank”), Bank Hapoalim, N.A. (“BHI”) and GACP I, L.P. (“Great American” and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, (“GFNRC”), Lone Star Tank Rental Inc. (“Lone Star”), Pac-Van, Inc. (“Pac-Van”), Southern Frac, LLC (“Southern Frac”), PV Acquisition Corp., (“PV Acquisition”), GFN Manufacturing Corporation (“GFN Manufacturing”), and GFN North America Corp. (“GFNNA” and collectively with GFNRC, Southern Frac, Lone Star, Pac-Van, PV Acquisition and GFN Manufacturing, the “Credit Parties”)

EXHIBIT 10.5 †
Amendment No. 6 to Amended and Restated Credit Agreement dated March 24, 2017 among Wells Fargo Bank, East West, CIT, Private Bank, Key Bank, BHI, Great American, GFNRC, Lone Star, Pac-Van and Southern Frac

† Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

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Item 1.01   Entry Into A Material Definitive Agreement

On March 24, 2017, Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association (“Key Bank”), Bank Hapoalim, N.A. (“BHI”) and GACP I, L.P. (“Great American” and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, (“GFNRC”), Lone Star Tank Rental Inc. (“Lone Star”), Pac-Van, Inc. (“Pac-Van”), Southern Frac, LLC (“Southern Frac” and collectively with GFNRC, Lone Star and Pac-Van, the “Borrowers”) entered into that certain Amendment No. 6 to Amended and Restated Credit Agreement (the “Amendment”).

In connection with the Amendment, on March 24, 2017, the Lenders, GFNRC, Lone Star, Pac-Van and Southern Frac entered into that certain Omnibus Amendment and Reaffirmation Agreement (the “Omnibus Amendment”) as more fully described below.

Amendment

The Amendment amended the terms and conditions of the Amended and Restated Credit Agreement dated April 7, 2014 (as amended to date, the “Credit Agreement”) relating to the senior credit facility (the “Credit Facility”) of GFNRC, Lone Star, Pac-Van and Southern Frac (collectively, the “Borrowers”). The Amendment amended certain terms of the Credit Agreement, including, without limitation, adjusting the maximum amount that may be borrowed by the Borrowers to $230,000,000, extending the maturity date until March 24, 2022, assuming the Company’s 8.125% Senior Unsecured Notes due July 31, 2021 are extended at least 90 days past this scheduled maturity date, otherwise the Credit Facility would mature on March 24, 2021, created a First In Last Out term loan (”FILO Term Loan”) within the Credit Facility in the amount of $20,000,000, and inclusive in the $230,000,000 total Credit Facility and includes a provision which allows the Borrowers to increase the maximum amount that may be borrowed under the Credit Facility by $7,000,000 subject to certain conditions.

Repayment of all borrowings under the Credit Agreement, as amended by the Amendment, including the FILO Term Loan, is secured by a first priority security interest on substantially all of the rental fleet, inventory and assets of the Credit Parties. All borrowings under the Credit Agreement, except the FILO Term Loan, bear interest at LIBOR plus a margin of 2.5% to 3.0% per annum or a base rate plus a margin of 1.00% to 1.50% per annum. The FILO Term Loan will bear interest at rate of LIBOR plus a margin of 11.0% per annum. The FILO Term Loan has the same maturity date and contains a first priority lien on the same collateral used in the Credit Facility, however on a “last out basis,” after all of the outstanding obligations to the primary lenders in the Facility have been satisfied.

Pursuant to the Amendment, the Credit Parties agreed to be bound by the intercreditor provisions attached hereto as Exhibit 10.4 (the “Intercreditor Provisions”) for the benefit of Wells Fargo, as agent for the Lenders who are parties to the Credit Agreement and Great American. Under the Intercreditor Provisions, the Credit Parties, the Lenders, including Great American, agreed to the terms under which the FILO Term Loan may be repaid.

The Credit Agreement also contains covenants that require the Credit Parties to, among other things, periodically deliver financial and other information to Wells Fargo and the lenders who are parties to the Credit Agreement. The Credit Agreement contains customary negative covenants applicable to the Credit Parties, including negative covenants that restrict the ability of such entities to, among other things, (i) acquire and sell assets and enter into mergers and consolidations, (ii) create or permit to exist certain liens upon assets, (iii) make capital expenditures in excess of defined limits, (iv) repurchase or pay dividends or make certain other restricted payments on capital stock and certain other securities, or prepay certain indebtedness, (v) reclassify equipment held for lease to equipment held for sale in excess of defined limits or (vi) incur losses from the sale of assets in excess of defined limits.

The Credit Agreement includes other covenants, representations, warranties, indemnification provisions, and events of default that are customary for senior secured credit facilities, including events of default relating to a change of control of the Borrowers.

The foregoing description of the Amendment is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.5 hereto and is incorporated by reference herein.

Omnibus Amendment

In connection with the Amendment, on March 24, 2017, the Lenders, GFNRC, Lone Star, Pac-Van and Southern Frac entered into that certain Omnibus Amendment. The Omnibus Amendment, among other things, amended the Intercompany Subordination Agreement dated September 7, 2012 among GFN North America Corp., Pac-Van, PV Acquisition Corp., each other entity who become parties thereto by joinder and Wells Fargo to provide that the Borrowers and PV Acquisition Corp. could make subordinated debt payments to GFN North America Corp. if no “Default” or “Event of Default” (each as defined in the Credit Agreement) had occurred under the Credit Agreement, each Borrower was “Solvent” (as defined in the Credit Agreement), funds available to borrow under the Credit Agreement, or “Excess Availability” (as defined in the Credit Agreement) is equal to or greater than $21,000,000 and the “Fixed Charge Coverage Ratio” (as defined in the Credit Agreement) measured on a trailing-twelve-months’ basis, on an actual basis and after giving pro forma effect to the subordinated debt payment, will be greater than 1.25 to 1.00 and the subordinated debt payment is not expressly prohibited by the Credit Agreement.

Pursuant to the Credit Agreement updated schedules to the U.S. Guaranty and Security Agreement dated September 7, 2012 among Pac-Van, each person a “grantor” thereunder and Wells Fargo, as amended to date, and updated schedules to the Canadian Guaranty and Security Agreement dated September 7, 2012 among PV Acquisition Corp., each person a “grantor” thereunder and Wells Fargo, as amended to date, were delivered to Wells Fargo and each of GFN North America Corp. and the Borrowers made representations and warranties to the Lenders concerning the completeness and accuracy of the disclosure in such schedules. In addition, for the benefit of the Lenders, GFN North America Corp. and the Borrowers reaffirmed each agreement and covenant in the U.S. Guaranty and Security Agreement dated September 7, 2012, as amended to date, the Canadian Guaranty and Security Agreement dated September 7, 2012, as amended to date, the GFN–Pac-Van Pledge Agreement dated September 7, 2012, as amended to date, the GFN–Lone Star Pledge Agreement dated April 7, 2014, as amended to date, the Master Intercompany Note dated September 7, 2012, as amended to date (the “Intercompany Note”) , an endorsement to the Intercompany Note, the Intercompany Subordination Agreement dated September 7, 2012 by and among GFN North America Corp., Pac-Van, PV Acquisition Corp. and each other party an obligor thereto and Wells Fargo, as amended to date, that certain fee letter dated as of December 13, 2016, as amended to date, and all documents executed in connection with each of the foregoing.

The foregoing description of the Omnibus Amendment is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

10.1
Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 among Wells Fargo, East West, CIT, the Private Bank, Key Bank, BHI and Great American (collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), and the Credit Parties.

10.5†
Amendment No. 6 to Amended and Restated Credit Agreement dated March 24, 2017 among Wells Fargo Bank, East West, CIT, Private Bank, Key Bank, BHI, Great American, GFNRC, Lone Star, Pac-Van and Southern Frac.

† Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 3, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1
Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. (“CIT”), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association (“Key Bank”), Bank Hapoalim, N.A. (“BHI”) and GACP I, L.P. (“Great American” and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, (“GFNRC”), Lone Star Tank Rental Inc. (“Lone Star”), Pac-Van, Inc. (“Pac-Van”), Southern Frac, LLC (“Southern Frac”), PV Acquisition Corp., (“PV Acquisition”), GFN Manufacturing Corporation (“GFN Manufacturing”), and GFN North America Corp. (“GFNNA” and collectively with GFNRC, Southern Frac, Lone Star, Pac-Van, PV Acquisition and GFN Manufacturing, the “Credit Parties”)

10.5†
Amendment No. 6 to Amended and Restated Credit Agreement dated March 24, 2017 among Wells Fargo Bank, East West, CIT, Private Bank, Key Bank, BHI, Great American, GFNRC, Lone Star, Pac-Van and Southern Frac.

† Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

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